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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 26, 2001


                             Commission file number:
                                    000-15760
                                    ---------



                                  HARDINGE INC.
             (Exact name of Registrant as specified in its charter)




NEW YORK                                          16-0470200
--------                                          ----------
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                     Identification No.)


                       One Hardinge Drive Elmira, NY 14902
                       -----------------------------------
               (Address of principal executive offices) (Zip code)


                                 (607) 734-2281
               (Registrant's telephone number including area code)




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ITEM 5.  OTHER EVENTS


         On April 26, 2001, Hardinge Inc. issued a press release announcing earnings for the first quarter 2000. A copy of the press release is included as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


         On May 3, 2001, Hardinge Inc. issued a press release announcing a regular dividend and management appointments. A copy of the press release is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(a)      Not applicable
(b)      Not applicable
(c)      Exhibits

           99.1   Press Release issued by registrant on April 26, 2001.


           99.2   Press Release issued by registrant on  May 3, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  HARDINGE INC.





May 5, 2001               By: /s/ Richard L. Simons
-------------                 ------------------------------------------------
Date                      Richard L. Simons
                          Executive Vice President and Chief Financial Officer
                          (Principal Financial Officer)



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